UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                 SCHEDULE 14A
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


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                              SIGNAL ADVANCE, INC.
                (Name of Registrant as Specified In Its Charter)

                                     N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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
On the letterhead of Signal Advance, Inc.


                    Notice of Annual Meeting of Stockholders
                           June 27, 2014, 10:00AM CDT

To the Stockholders of Signal Advance, Inc.:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the "2014 Meeting") of Signal Advance, Inc. (the "Company") will be held at our offices at 2520 County Road 81, Rosharon, Texas 77583 on Friday, June 27, 2014, at 10:00 AM CDT, for the following purposes:

1. To elect four (4) directors for a one-year term or until their successors are elected and qualified;

2. To ratify the appointment by the Company's Board of Directors of Bobby J. Hutton, Certified Public Accountant, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013;

3. To ratify the Board of Directors' actions and decisions since the last stockholders' meeting,

4. To approve the minutes of previous annual stockholders' meeting, and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the 2014 Meeting, management is not aware of any other such business.

Only stockholders of record at the close of business on June 2, 2014 will be entitled to notice of and to vote at the 2014 Meeting or any adjournment of the 2014 Meeting.

We cordially invite you to attend the 2014 Meeting in person. However, whether or not you plan to attend the 2014 Meeting in person, it is important that your shares are represented at the meeting. We ask that you either vote your shares or return the enclosed proxy card at your earliest convenience. If you give a proxy, you may revoke it at any time before it is used and if you vote in person at the 2014 Meeting, your proxy will automatically be revoked as to each matter on which you vote in person.



By Order of the Board of Directors


/s/ Malcolm Skolnick

Malcolm Skolnick, Secretary
Rosharon, Texas
June 5, 2014

                              SIGNAL ADVANCE, INC.
                              2520 County Road 81
                             Rosharon, Texas  77583
                     Phone:(713) 510-7445, Fax:928-441-5564

                    Notice of Annual Meeting of Stockholders
                          June 27, 2014, 10:00 AM CDT


                                Proxy Statement

Solicitation of Proxies

The Board of Directors (the "Board") of Signal Advance, Inc (the "Company") is soliciting the accompanying proxy in connection with matters to be considered at the Annual Meeting of Stockholders (the "2014 Meeting") to be held at our offices at 2520 County Road 81, Rosharon, Texas 77583 on Friday, June 27, 2014 at 10:00 AM CDT. The individuals named on the proxy card will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote as follows:

(1) FOR each of the four (4) nominees named in this proxy statement for election to the Board;
(2) FOR ratification of the selection of Bobby J. Hutton, Certified Public Accountant as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2014; and
(3) FOR ratification of the Board of Directors' actions and decisions since the last stockholders' meeting,
(4) To approve the minutes of previous annual stockholders' meeting, and
(5) In their best judgment with respect to any other matters that properly come to a vote at the 2014 Meeting. The individuals who act as proxies will not vote shares that are the subject of a proxy card on a particular matter if the proxy card instructs them to abstain from voting on that matter or to the extent the proxy card is marked to show that some of the shares represented by the proxy card are not to be voted on that matter.

Record Date

Only stockholders of record at the close of business on June 2, 2014 will be entitled to notice of or to vote at this 2014 Meeting or any adjournment of the 2014 Meeting. The approximate date of mailing for this proxy cover letter and statement, proxy card, minutes of the previous stockholders' meeting and a copy of our Annual Report on Form 10-K for the year ended December 31, 2013, is June 5, 2014.

Shares Outstanding and Voting Rights

We have one class of voting stock outstanding: Common Stock, no par value ("Common Stock"), As of June 2, 2014, 9,787,409 shares of Common Stock were outstanding. Each outstanding share of Common Stock entitles the holder to one
(1) vote.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at our office at 2520 County Road 81, Rosharon, Texas 77583, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Proxies and Voting Procedures

Holders of Common Stock entitled to vote can vote their shares by completing and returning a proxy card pursuant to the directions on the proxy card.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the 2014 Meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the 2014 Meeting and not revoked will be voted at the 2014 Meeting in accordance with your instructions.

If your shares are registered directly in your name with Nevada Agency and Transfer Company, our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on June 2, 2014, you can vote in person at the 2014 Meeting or you can provide a proxy to be voted at the 2014 Meeting by signing and returning the enclosed proxy card pursuant to its instructions. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board. If your shares are held in a stock brokerage account or otherwise by a nominee, you are considered the beneficial owner of those shares, and your shares are held in "street name". If you hold your shares in "street name", you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or other nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the applicable law. On those matters as to which those rules do not permit brokers or other nominees to vote in the absence of instructions from the account holder, the broker or other nominee will not vote the shares on the matter (this is a "broker non-vote").

All proxies must be received by the Company's Secretary on or before 10:00 am
(CST) on Wednesday, June 25, 2014. If you do not indicate your voting prefer-ences, your shares will be voted as recommended by the Board. Complete, sign and date the proxy card you received and return by:

Mail:  Mail or otherwise deliver your completed proxy to: Signal Advance, Inc.,
       Attn: Corporate Secretary, 2520 County Road 81, Rosharon, Texas 77583.

Fax:   Fax your completed proxy to 928 441 5564.

Email: Scan or otherwise convert proxy into a format deliverable via email to:
       info@signaladvance.com.

If any other matters are properly presented at the 2014 Meeting for considera-tion, including, among other things, consideration of a motion to adjourn the 2014 Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the 2014 Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the 2014 Meeting.

Voting Requirements

The presence, in person or by proxy, of the majority of the outstanding shares entitled to vote at the 2014 Meeting shall constitute a quorum, which is required in order to transact business at the 2014 Meeting. You may vote in favor or against any or all of the director nominees and/or proposals. You may also withhold your vote as to any or all of the nominees and/or proposals. The affirmative vote of a majority of the votes cast by the shares entitled to vote in the election at the 2014 Meeting, at which a quorum is present, is required for the election of directors. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

Cost of Proxy Distribution and Solicitation

The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for soliciting. If required by the rules of the Securities and Exchange Commission (the "Commission"), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.


PROPOSAL 1 - ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board shall consist of not less than three (3) or more than five (5) members. Currently, the membership of the Board is set at five and, at present, consists of five (5) members. Our Bylaws give the Board the authority to establish, increase or decrease the number of directors. Due to other personal and professional commitments, Karl Zercoe, has decided not to stand for re-election to the Company's Board of Directors upon the expiration of his current term at the Company's annual meeting of stock-holders to be held on June 27, 2014. Mr. Zercoe has no disagreement with our company relating to our operations, policies and practices, or otherwise. He has been a valuable member of the Board since 2005 and his contribution to the Company will be greatly missed. We are, therefore, recommending the following four (4) nominees for election at the 2014 Meeting to the Board are Chris Hymel, Richard Seltzer, Malcolm Skolnick and Ron Stubbers, all of whom currently serve on the Board and all of whom have advised the Company of their willingness to serve as a member of the Board if elected. You can find information about each of the nominees below under the Section entitled "Biographies of Director Nominees". There are no arrangements or understandings between the persons named as nominees for director at the 2014 Meeting and any other person pursuant to which such nominee was selected as a nominee.

If elected, the nominees will serve as directors until the Company's annual meeting of stockholders in 2015, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.


THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR

PROPOSAL 2 - PROPOSAL TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

The Company engaged Bobby J. Hutton, Certified Public Accountant ("Hutton"), on October 25, 2011. During the Company's two (2) most recent fiscal years, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Hutton on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hutton, would have caused it to make reference to the subject of such disagreements in connection with any report prepared by Hutton, except that the financial statements of the Company for the fiscal year ended December 31, 2013 expressed, in an explanatory paragraph, that "...the Company's operating losses raise substantial doubt about its ability to continue as a going concern." Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Neither the Company, nor anyone on its behalf, consulted with LBB on any matters described in Item 304(a)(2) of Regulation S-K during the Company's two (2) most recent fiscal years or any prior period. A representative of Hutton will not be present at the 2014 Meeting.

Stockholder ratification of the appointment of our independent auditors is not required by the Company's Bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice. Approval of this proposal requires the affirmative vote of a majority of the votes repre-sented at the 2014 Meeting and entitled to vote thereat. If the appointment of Hutton is not ratified, the Board may reconsider the appointment. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.


THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BOBBY J. HUTTON, CERIFIED PUBLIC ACCOUNTANT, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR 2014.


Audit Disclosures

      Services Provided:       2013        2012
                              ------      ------
      Audit Fees              $2,720      $4,265
      Audit Related Fees          -           -
      Tax Fees                    -           -
      All Other Fees              -           -
                              ======      ======
      Total                   $2,720      $4,265

Audit Fees - The aggregate fees billed for the years ended December 31, 2013 and 2012 were for the audits of our financial statements and reviews of our interim financial statements included in our annual and quarterly reports.

Audit Related Fees - The aggregate fees billed for the years ended December 31, 2013 and 2012 were for the audit or review of our financial statements that are not reported under Audit Fees.

Tax Fees - The aggregate fees billed for the years ended December 31, 2013 and 2012 were for professional services related to tax compliance, tax advice and tax planning.

All Other Fees - The aggregate fees billed for the years ended December 31, 2013 and 2012 were for services other than the services described above.

Auditing Service Pre-approval Policies

The policy of our Board is to pre-approve all audit and permissible non-audit services to be performed by the Company's independent auditors during the fiscal year. Under these procedures, the Board pre-approves both the type of services to be provided by our auditor and the estimated fees related to these services.


PROPOSAL 3 - RATIFICATION OF THE BOARD OF DIRECTORS' ACTIONS AND DECISIONS SINCE
             THE LAST STOCKHOLDER'S MEETING

Stockholders are being asked to ratify the actions and decisions of the Board of Directors as disclosed in the current (8K), quarterly (10Q) and annual (10K) reports filed with the Commission since the last stockholders' meeting.


THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE RATIFICATION OF THE BOARD OF DIRECTORS' ACTION AND DECISIONS SINCE THE LAST STOCKHOLDERS' MEETING.


EXECUTIVE OFFICERS - BOARD OF DIRECTORS

The following table sets forth the names, positions and ages of the current SAI Directors and Officers. Directors are elected during the annual shareholders' meeting and serve for one year and until their successors are elected and qualify. Officers are elected by our board of directors and their terms of office are at the discretion of our board. There are no family relationships among our directors, executive officers, director nominees or significant employees. One of our Directors are independent per NASDAQ listing standards.

     Director/Officer      Age     Title
     ----------------      ---     -----
     Chris Hymel            56     Director, President/Treasurer (Nominee
     Malcolm Skolnick       78     Director, Secretary (Nominee)
     Ron Stubbers           51     Director, Vice-President (Nominee)
     Richard Seltzer        58     Director  (Nominee)
     Karl Zercoe            50     Director  (Not standing for re-election)

BIOGRPAHIES OF DIRECTOR NOMINEES:

CHRIS M. HYMEL, PhD (President/Treasurer, Director) an experienced entrepreneur, founded the Company in 1992 and has served as a director and its President and Treasurer since its inception. Dr. Hymel previously founded a computer systems/ network consulting and technology development firm, and later, a medical-legal firm which developed over 60 animations used in litigation support. He was also on the board of a non-profit corporation, Educational Enrichment Center through 2009. Professional experience also includes technology development at the Uni-versity of Texas, Neurophysiology Research Center, including the development of proprietary neurostimulation, signal generation and data acquisition systems, and control systems engineering for Shell Oil & Shell Development Companies and Johnson Controls, Inc. Dr. Hymel holds a doctorate in biomedical sciences from the University of Texas Health Science Center, Houston as well as Bachelor's and Master's degrees in electrical engineering from Texas A&M University. Dr. Hymel holds multiple patents and has authored a number of scientific/technical publications. Dr. Hymel, developed the proprietary Signal Advance technology and successfully demonstrated temporally advanced detection of a range of analog (including bioelectric) signals in his doctorate research completed at the University of Texas Health Science Center in August 2010.

MALCOLM SKOLNICK, PhD, JD (Secretary, Director) received his Ph.D. in physics from Cornell University and J.D. from the University of Houston Law Center. He retired in 2008 after ten years as a Director, President/CEO of CytoGenix, Inc., a public biotechnology firm in Houston Texas. Prior to joining CytoGenix, Dr. Skolnick, a tenured professor, held academic positions in the Medical School, the Graduate School of Biomedical Sciences and the School of Public Health
(SPH) of the University of Texas Health Science Center, Houston (UTHSC). In addition to his service as a Department Chair in the Medical School and professorial duties, Dr. Skolnick directed the UTHSC Office of Technology Management, overseeing the University's activities in protecting and licensing its technology portfolio. He also headed the Neurophysiology Research Center and served as principal investigator of several clinical trials in pain management, smoking cessation and reduction of withdrawal symptoms in drug addiction. Dr. Skolnick also serves as Director and Vice President of the Southwest Health Technology Foundation, Resolution Forum, Inc., Responsible Community Design International, Inc., and Hudson Forest Homeowners' Assoc-iation. He has served as an expert witness in intellectual property, product liability, and accident reconstruction matters. Dr. Skolnick is a registered patent attorney, patented inventor and is licensed to practice law in the State of Texas. In addition to his service on various corporate boards, since his retirement from CytoGenix, Inc., he has been active in patent prosecution and licensing for selected clients and has been an invited lecturer at several local universities.

RON A, STUBBERS, BS, MBA, (Vice-President, Director) has been developing and manufacturing electronic biomedical devices for over 20 years, much of it while VP of Engineering and VP of Operations for Neuroscan, Inc. and its successor Compumedics, USA from 1991-2003, and aDEPtas, Inc. and its successor InGeneron, Inc. from 2004-Present. His experience includes development and production of medical devices ranging from neurostimulation systems to EEG acquisition and analysis systems. He has also worked in the areas of product design and manufacturing engineering, quality, regulatory and technical support for startup companies. Mr. Stubbers has managed corporate ISO/EN/QSR quality management systems requirements and compliance and European CE and FDA 510K Class II as well as other regulatory approvals for world-wide medical device distribution. Mr. Stubbers received his bachelor's degree in electrical engineering from the University of Idaho in 1985, completed graduate coursework at the University of Texas, Graduate School of Biomedical Sciences and at Rice University, and completed his MBA at the University of Houston (2013).

Richard C. SELTZER, JD, LLM (Director) Mr. Seltzer received his J.D. from South Texas College of Law in 1981 and his LL.M. in Taxation from the University of Florida in 1982. Mr. Seltzer has been in private practice for more than thirty years representing both established and startup businesses in acquisitions and mergers, financial and tax issues, contractual matters, shareholder disputes, real estate acquisitions and general business litigation in Texas State Courts. His practice includes arranging viable capital infusions for ongoing businesses, negotiating business and real estate related contracts. He has handled the licensing of proprietary information for a non-profit organization in Texas. He also continues to successfully represent numerous taxpayer corporations and individuals before the Internal Revenue Service, including both its Appellate and Collection Divisions as well as representing taxpayers for matters filed with the U.S. Tax Court. For more than fifteen years Mr. Seltzer has been a frequent invited speaker covering general business topics at the People's Law School in conjunction with the University of Houston Law School. He is also an approved mediator in the State of Texas having received his certification in 2008. Mr. Seltzer has continued to serve as a member of the Board of Directors of Bridges to Life, a nonprofit organization in Houston, since 2003. He was appointed in 2011 as a member of the Board of Directors of STARBASE, Inc., a federally funded educational program working in conjunction with the Depart-ment of Defense and the National Guard that works with upper elementary school students particularly interested in math, science, engineering and technology related programs. In addition, Mr. Seltzer serves on the Boards of Directors of the following Texas corporations: Atlas Management, Inc. (appointed in 2000), Innovative Tooling and Accessories, Inc. (appointed in 2007), Intuitec, Inc. (appointed in 2003), Milsob Properties, Inc. (appointed in 2008). He has also served on the Board of Directors of Delta Shaver Company, Inc., a Delaware corporation since 2011.


CORPORATE GOVERNANCE AND BOARD MEMBERS

Family Relationships

There are no family relationships by and between or among the Directors or other officers. None of our Directors or officers is a director or executive officer of any company that files reports with the Commission except as set forth in the "Biographies Director Nominees" section above.

Election of Directors and Officers

Directors hold office until the next succeeding annual meeting and the election/ qualification of their respective successors. Officers are elected annually by our Board and hold office at the discretion of our Board. Our Bylaws permit our Board to fill any vacancy and such director may serve until the next annual meeting of stockholders and the due election and qualification of their successor.

Legal Proceedings

To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person presently nominated to become a director or an executive officer of the Company:

(1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involve-ment in any type of business, commodities, securities or banking activities;

(4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting him or her for more than 60 days from engaging in, or being associated with any person engaging in, any type of business, commodities, securities or banking activities;

(5) Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

Promoters and Control Persons

None.

Board Leadership and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the President and Chairman roles is driven by the needs of the Company at any point in time. The Company has no policy requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board oversees our stockholders' interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company done so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, and establishes limits of risk tolerance with respect to the Company's activities.

Meetings of the Board and Stockholder Communications

Our Board conducted all of its business and approved all corporate action during the fiscal year ended December 31, 2013 and from January 1, 2014 to present, by the unanimous consent of its members, in the absence of formal board meetings. Holders of the Company's securities can send communications to the Board via mail or telephone to the Secretary at the Company's principal executive offices. The Company has not yet established a policy with respect to Board members' attendance at the annual meetings. A stockholder who wishes to communicate with our Board may do so by directing a written request addressed to our President at the address appearing on the first page of this proxy statement.

Code of Business Conduct and Ethics Policy

We have adopted a Code of Business Conduct and Ethics that applies to our employees, officers and directors. This document was provided to the Commission as Exhibit 14.1 with Registration Statement submitted November 18, 2013 (available at http://www.sec.gov/search/search.htm).

Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our board of directors. Our Board does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by the Board. We have not adopted any procedures by which security holders may recommend nominees to our Board.

Audit Committee Financial Expert

Not applicable, as we do not presently have an audit committee.

Director Independence

Although the Company is not listed on the NASDAQ Stock Market, the Board has determined that Mr. Zercoe is an "Independent Director", as defined by NASDAQ listing standards. None of the current nominees will be considered "Independent".

Executive Compensation

We are providing compensation disclosure that satisfies the requirements that apply to emerging growth companies, as defined in the JOBS Act. The summary compensation table below shows certain compensation information paid for services rendered in all capacities to us by our principal executive officer and by each other executive officer whose total annual salary and bonus exceeded $100,000 during years ending December 31, 2012 and 2013. Other than as set forth below, no executive officer's total annual compensation exceeded $100,000 during our last fiscal period.

Summary Compensation Table:

                                                                                       Non-Qualified
                                                    Stock              Non-Equity      Deferred       All Other
                           Year or                  Awards    Options  Incentive Plan  Compensation   Compensation
Name         Position      Period   Salary  Bonus    (1)      Awards   Compensation    Earnings           (2)       Total
-----------  ----------    -------  ------  ------  --------  -------  --------------  -------------  ------------  --------
Chris Hymel  Pres/Treas      2012     -0-     -0-   $108,000    -0-          -0-            -0-            $4,683   $112,683

Chris Hymel  Pres/Treas      2013     -0-     -0-   $108,000    -0-          -0-            -0-            $4,078   $112,078

  (1) Non-cash compensation: Equity issued for services rendered
  (2) Reimbursement of medical and professional development expenses

SAI entered into a consulting agreement with Dr. Chris M. Hymel, the Company President, whereby his annual compensation was 108,000 per year in 2012 and 2013, plus limited reimbursement of professional development and medical expenses. Dr. Hymel is expected to devote essentially full-time (at least 40 hours/week) on activities related to the Company. The term of the agreement is year-to-year but may be terminated by giving one month's notice. Eligible medical and professional development expenses are either paid or reimbursed in cash and annual compensation for services rendered has been in the form of equity, specifically common stock.

In years ending December 31, 2012 and 2013, Dr Skolnick received $18,500 and $5,000, respectively, in the form of equity (common stock) in exchange for services, the majority of which was related to intellectual property protection. Other than as described above, all other directors and executive officers received well under less than $5,000 compensation in the same periods, also in the form of equity (common stock) in exchange for their services. No executive officers received a bonus or deferred compensation.

There are no employment contracts, compensatory plans or arrangements (except as referenced above for the Company President), including payments to be received from the Company with respect to any executive officer of the Company which would result in payments to any such person because of his or her resig-nation, retirement or other termination of employment with the Company or its subsidiaries, any change in control of the Company or a change in the person's responsibilities following a change in control of the Company. Nor are there any agreements or understandings for any director or officer to resign at the request of another person. None of the Company's directors or executive officers is acting on behalf of or will act at the direction of any other person.

Compensation Pursuant to Plans:

There is no retirement, pension, profit-sharing, or other plan covering any of our officers and directors. The Company has adopted no formal stock option plans for our officers, directors and/or employees. SAI reserves the right to adopt one or more stock options plans in the future. Presently, there is no plan to issue additional equity in the Company or options to acquire the same to our officers, directors or their affiliates or associates except for compensation of Director and Officers as described previously.

SECURITY OWNERSHIP OF CERTIAN BENEFICIAL OWNERS

The Company is authorized to issue 100,000,000 shares of common stock, with no par value. Holders of common stock are entitled to one vote per share on all matters subject to shareholder vote. The common stock has no cumulative, preemptive or other subscription rights. All of the presently issued shares of common stock are fully paid and non-assessable. The Board of Directors may declare dividends payable to holders of common stock out of legally available funds. If the Company is liquidated or dissolved, holders of shares of common stock will be entitled to share ratably in any assets of the Company remaining after satisfaction of all of its liabilities. As of June 2, 2014, 9,787,409 shares had been issued to 173 shareholders. The following table sets forth the number of shares of common stock that are beneficially owned as of June 2, 2014 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and executive officers, (iii) all officers and directors as a group and, (iv) all officers and directors and each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock as a group. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name, subject to community property laws, where applicable.

                                                     Amount/Nature
                                         Title       of Beneficial   Percent
Name of Beneficial Owner                 of Class    Ownership(1)    of Class
--------------------------------------   --------    -------------   --------
Chris Hymel, Director/Officer(2,4)       Common        4,490,013       46.0%
Ray and Tricia Corkran(3,4)              Common          821,250        8.4%
Malcolm Skolnick, Director/Officer(2,4)  Common          296,834        3.0%
Ron Stubbers, Director/Officer(2,4)      Common          261,250        2.7%
Karl Zercoe, Director(2,4)               Common          256,250        2.6%
Richard C. Seltzer, Director(2)          Common          118,000        1.0%
Officers/Directors as a group (5 total)  Common        5,397,347       55.3%
Officers/Directors & >5% Shareholders    Common        6,211,597       63.7%


Certain Relationships and Related transactions:

The Company owed its President, Chris M Hymel, $118,406 as of December 31, 2013, in the form of an unsecured short-term loan. The note is due on demand and carries a simple interest of 2.5% per quarter. The Company currently leases office space, from its president, on a month to month basis at a rate of $700 per month. The Company obtained rights to the intellectual property though an assignment agreement with its President in exchange for equity (common stock).

Other than the President's compensation and related transactions, discussed previously, since the company's inception, there has not been, nor is there currently proposed, any transaction or series of similar transactions with related parties to which the Company was or will be a party:

  1) in which the amount involved exceeds $120,000; and
  2) in which any director, executive officer, shareholder who beneficially owns 5% or more of SAI common stock, or any member of their immediate family, had or will have a direct or indirect material interest.

REGISTRATION OF SHARES, DTC ELIGIBILITY

On May 21, 2013 we received a Notice of Effectiveness regarding our Registration Statement on Form S-1, from the Commission. All shares held by non-affiliate stockholders (holders other than Directors, Officers and holders owning greater than 10% of the equity in the company) are now registered with the Commission. You can obtain a copies of these filings as well as related communications and notices from the SEC's EDGAR database at http://www.sec.gov/search/search.htm.

In addition, we are beginning the process of applying for DTC eligibility, which, when completed, will allow SAI Common Stock to be traded electronically.



FORM 10-K ANNUAL REPORT TO STOCKHOLDERS, STOCKHOLDER COMMUNICATIONS

The Company filed with the Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the "Annual Report") which was amended on March 17, 2014 (to correct formatting errors). We have enclosed the Annual Report with this proxy statement. The Annual Report includes our audited financial statements for the fiscal year ended December 31, 2013, along with other financial information and management discussion. We urge you to read the Annual Report carefully, however, it is not to be regarded as proxy solicitation material.

You can also obtain a copy of our Annual Report on Form 10-K and other periodic filings that we make with the Commission from our website: www.signaladvance.com or from the SEC's EDGAR database at http://www.sec.gov/search/search.htm.

We intend to announce preliminary voting results at the 2014 Meeting, and publish final results in a Current Report on Form 8-K, which will be filed with the Commission within 4 days from the 2014 Meeting. You may obtain a copy of this and other reports for the sites listed above.

These reports can also be obtained, free of charge by:

- mail:      Signal Advance, Inc.,
2520 County Road 81, Rosharon, Texas  77583

-
telephone: (713) 510 7445 (SIGL)

- fax:       (928) 441 5564

- email:     info@signaladvance.com

Stockholders may obtain information relating to their own share ownership by contacting the Company's stock transfer agent:

       Nevada Agency and Transfer Company
       50 West Liberty, Suite 880
       Reno, Nevada  89501
       (775) 322-0626

OTHER MATTERS

The notice of meeting provides for the election of directors, ratification of the selection of independent auditors, ratification of the action of the Board of Directors' actions and decisions since the last stockholders' meeting, approval of the minutes of the previous annual stockholders' meeting, and for the transaction of such other business, as may properly come before the meeting. As of the date of this proxy statement, the Board of Directors does not intend to present to the meeting any other business, and it has not been informed of any business intended to be presented by others. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will take action and vote proxies, in accordance with their judgment of such matters. Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.


STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2013 Annual Meeting of Stockholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and received by the Corporate Secre-tary of the Company: 1) not later than January 1, 2015; or, 2) if the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year's meeting.



By Order of the Board of Directors

/s/ Malcolm Skolnick

By: Malcolm Skolnick
    Corporate Secretary

Rosharon, Texas
June 5, 2014

SHAREHOLDER PROXY FORM

Instructions

1. Your name and address
On the envelope appears your name and address as it appears on the Company's share register. If this information is incorrect, please mark the box and make the correction on the form. Please note that you cannot change ownership of your securities using this form.

2. Appointment of a proxy
If you wish to appoint the Chairman of the meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the meeting, please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the meeting will be your proxy. A proxy need not be a security holder of the Company.

3. Votes on items of business
You may direct your proxy how to vote by placing a mark in one of the three boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

4. Appointment of a second proxy
You are entitled to appoint up to two persons as proxies to attend the meeting and vote on a poll. If you wish to appoint a second proxy, an additional proxy form may be obtained by contacting the Company's Secretary or you may copy this form.

To appoint a second proxy you must:
(a) on each of the first and second proxy form state the percentage of your voting rights or number of securities applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded.
(b) return both forms together in the same envelope.

5. Signing instructions

You must sign this form as follows in the spaces provided:
- Individual: where the holding is in one name, the holder must sign.
- Joint holding: where the holding is in more than one name, all of the security holders should sign.
- Power of attorney: to sign under power of attorney, a copy of the executed power of attorney should accompany this form. If this proxy form is signed under power of attorney, the attorney hereby states that no notice of revocation of the power of attorney has been received.
- Companies: this form must be signed by a duly authorized officer of the Company. This officer must also indicate the office held. If a representa-tive of the corporation other than an officer is to attend the meeting, a copy of a corporate resolution authorizing the representative to act on behalf of the corporation should accompany this form.

Submission of a Proxy

This proxy form (and any power of attorney under which it is signed) must be received at the address given below no later than 10:00 am, Wednesday, June 25, 2014. Any proxy form received after that time will not be valid for the scheduled meeting. Documents may be lodged by U.S. mail, other delivery method, facsimile or via electronic mail to Signal Advance, Inc. If delivered by electronic mail, the completed/signed form must be scanned or otherwise converted to a format that is deliverable electronically.

Mailing Address:    Signal Advance, Inc., Attn: Corporate Secretary,
                    2520 County Road 81, Rosharon, Texas 77583

Electronic Mail:    info@signaladvance.com

Facsimile No.:      928 441 5564

[ ] Name Address/Contact Information ("X" indicates the information has changed)

Name(s): _______________________________________________________________________

Street: __________________________________________  City: ______________________

State: ___________________  Zip/Postal Code: __________  Country: ______________

Phone Number: ________________  Email Address(se): _____________________________

SHAREHOLDER PROXY FORM

Please inform the company of your intent to attend the annual shareholders' meeting or complete this proxy form and deliver same to Signal Advance, Inc. per the instructions on the reverse side of this form. The cut-off time is 10:00 am, Wednesday, June 25, 2014. For all inquiries, please contact the company at 713 510 7445.

[ ] Mark this box with an "X" if you have made any changes to your address and provide your new address in the space proved on the reverse side of this form.

Appointment of Proxy

[ ] l/We, shareholder(s) of Signal Advance, Inc. and entitled to attend and vote hereby appoint: The meeting Chairman (please mark the box with an "X"), or
    ___________________________________________________________________________
    Write the name of the person you are appointing if other than the Chairman of the meeting.

Or failing the person named, or if no person is named, the Chairman of the meeting, as my/our proxy to act generally at the meeting on my/our behalf and to vote in accordance with the following directions (or, if no directions have been given, as the proxy sees fit) at the Annual Shareholders Meeting of Signal Advance, Inc., to be held at 2520 County Road 81, Rosharon, Texas 77583, at 10:00am, Friday, June 27, 2014 and continuing through any adjournment of that meeting.

Voting directions to your proxy = please mark "X" to indicate your directions.

*If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority on a poll.

Resolutions:	                                      For     Against   Abstain*

1. To Elect Members of the Board of Directors:
        Chris Hymel                                   [ ]       [ ]       [ ]
        Richard Seltzer                               [ ]       [ ]       [ ]
        Malcolm Skolnick                              [ ]       [ ]       [ ]
        Ron Stubbers                                  [ ]       [ ]       [ ]

2.  To ratify the appointment of Bobby J. Hutton      [ ]       [ ]       [ ]
    as the company's independent registered public accountant for fiscal year 2014

3.  To ratify all proceedings of the corporation      [ ]       [ ]       [ ]
    and actions of the Officers since the last stockholders' meeting

4.  To approve minutes of previous annual             [ ]       [ ]       [ ]
    stockholders' meeting

SIGN HERE - this section must be signed in accordance with the instructions for your directions to be followed.

_______________________  ______________________________________  _______________
Authorized Signature     Authorized Signature (if held jointly)  Date


_______________________  _________________________________   ___________________
Printed Contact Name     Printed Contact Name 		     Telephone Number


For:___________________________________________  Office Held:___________________
    (if shares are held as a custodian or in the name of a business entity)